Exhibit 10.18

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 31st day of December, 2012 by and among LaserLock Technologies, Inc., a Nevada corporation (the “Company”), and VerifyMe, Inc., a Texas corporation (the “Stockholder,” and, with the Company, the “Parties”).

Recitals

WHEREAS, the Parties have entered into that certain Investment Agreement, dated December 31, 2012 (the “Investment Agreement”) pursuant to which the Company has issued to the Stockholder shares of Common Stock and warrants to purchase shares of Common Stock;

WHEREAS, the Parties shall enter into that certain Subscription Agreement (the “Subscription Agreement”), pursuant to which the Company shall issue to the Stockholder shares of Preferred Stock and warrants to purchase shares of Common Stock;

WHEREAS, the Parties have entered into that certain Technology and Services Agreement, dated December 31, 2012 (the “Services Agreement”) pursuant to which the Company has issued to the Stockholder warrants to purchase shares of Common Stock and, as contemplated therein, the Company and Zaah Technologies, Inc. (“Zaah”) have entered into that certain Technology and Services Agreement, dated December 31, 2012 (the “Zaah Agreement”), pursuant to which the Company has issued to Zaah warrants to purchase shares of Common Stock;

WHEREAS, the Parties have entered into that certain Patent and Technology License Agreement, dated December 31, 2012 (the “License Agreement”) pursuant to which the Company has issued to the Stockholder shares of Common Stock and warrants to purchase shares of Common Stock;

WHEREAS, the Parties have entered into that certain Asset Purchase Agreement, dated December 31, 2012 (the “Asset Purchase Agreement”) pursuant to which the Company has issued to the Stockholder shares of Common Stock and warrants to purchase shares of Common Stock; and

WHEREAS, the Company has agreed to provide the registration rights provided for in this Agreement to the Stockholder with respect to all of the Registrable Securities obtained or to be obtained by the Stockholder pursuant to the Investment Agreement, the Subscription Agreement, the Services Agreement, the Zaah Agreement, the License Agreement, and the Asset Purchase Agreement, together with the shares of Common Stock and warrants to purchase shares of Common Stock previously purchased by the Stockholder.

Terms and Conditions

NOW, THEREFORE, the Parties hereto, each intending to be legally bound, do hereby agree as follows:

1.             Definitions.

(a)    “1933 Act” is defined in Section 2(a).

(b)    “1934 Act” means the Securities Exchange Act of 1934, as amended.

(c)    “Agreement” is defined in the Preamble.

(d)    “Asset Purchase Agreement” is defined in the Recitals.

(e)    “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

(f)     “Company” is defined in the Preamble.

(g)    “Demand Registration” is defined in Section 2(a).

(h)    “Demand Registration Statement” is defined in Section 2(a).

(i)     “Investment Agreement” is defined in the Recitals.

(j)     “License Agreement” is defined in the Recitals.

(k)    “Losses” is defined in Section 5(a).

(l)     “Parties” is defined in the Preamble.

(m)   “Person” means any natural person, business trust, corporation, partnership, limited liability company, joint stock company, proprietorship, association, trust, joint venture, unincorporated association or any other legal entity of whatever nature.

(n)            “Preferred Stock” means the Preferred Stock, par value $0.001 per share, of the Company.

(o)            “Registrable Securities” means (i) the Shares and the Warrants, (ii) the capital stock issuable upon exercise of the Warrants, (iii) any securities issued or to be issued to the Stockholder with respect to the Shares or the Warrants by way of a stock dividend or stock split in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) the 5,555,556 shares of Common Stock and the warrants to purchase 5,555,556 shares of Common Stock owned by the Stockholder prior to the date hereof.

(p)            “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including with respect to all registration and filing fees, fees relating to registration statements including any statutory underwriter registration statements, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and of all independent registered public accountants, underwriters (other than Underwriting Commissions) and other Persons retained by the Company.

(q)           “SEC” means the Securities and Exchange Commission, or such other comparable agency or commission.

(r)           “Services Agreement” is defined in the Recitals.

(s)           “Shares” means all shares of Common Stock issued or to be issued to the Stockholder in respect of the transactions under the Investment Agreement and the Subscription Agreement (including, for the avoidance of doubt, under Sections 6.03(b), 6.07, or 6.08 of the Investment Agreement and all shares of Common Stock underlying all outstanding shares of Preferred Stock issued or to be issued to the Stockholder), the Asset Purchase Agreement, and the License Agreement, any other shares of Common Stock issued or to be issued to the Stockholder or to Zaah in respect thereof by the Company, and any shares of Common Stock issued or to be issued to Zaah under the Zaah Agreement.

(t)           “Stockholder” is defined in the Preamble.

(u)           “Subscription Agreement” is defined in the Recitals.

(v)           “Underwriting Commissions” means all underwriting discounts or commission relating to the sale of securities of the Company, but excludes any expenses reimburse to underwriters.

(w)           “Warrants” means all warrants to purchase shares of Common Stock issued or to be issued to the Stockholder in respect of the transactions under Investment Agreement and the Subscription Agreement (including, for the avoidance of doubt, under Sections 6.03(b), 6.07, or 6.08 of the Investment Agreement), the Services Agreement, the Asset Purchase Agreement, and the Patent License Agreement, and any other warrants to purchase shares of Common Stock issued or to be issued to the Stockholder or to Zaah in respect thereof by the Company, and any warrants to purchase shares of Common Stock issued or to be issued to Zaah under the Zaah Agreement.

2.             Demand Registration.

(a)           Request for Registration.  At any time on or after the date that is four months after the date of this Agreement, the Stockholder may demand (the “Demand Registration”) that the Company file a registration statement on Form S-1 or such other form as may then be applicable (the “Demand Registration Statement”) to register under the Securities Act of 1933, as amended (the “1933 Act”), the resale or other distribution of all of the Registrable Securities owned by the Stockholder to the shareholders of the Stockholder on a pro rata basis in such transaction structure (and/or otherwise as the Stockholder may determine in its reasonable discretion) as the Stockholder may determine in its reasonable discretion, subject to applicable legal and regulatory requirements.  The Stockholder shall send written notice of the demand to the Company and, consistent with Section 4(a) below, the Company must file the Demand Registration within two months after receipt of notice of such demand; provided, for the avoidance of doubt, the Company is under no obligation to file the Demand Registration any earlier than six months after the date hereof.  Once the SEC declares the Demand Registration effective, and the distribution of the Shares or other Registrable Securities by the Stockholder to its shareholders is completed in accordance with the plan of distribution contained therein, the Company shall cause the Shares or other Registrable Securities to be transferred into the names of the shareholders of the Stockholder.

(b)           Expenses.  In connection with the Demand Registration, the Company shall pay the Registration Expenses, but any Underwriting Commissions shall be shared among the Company and the Stockholder in proportion to any securities included on their behalf.

(c)           Selection of Underwritten Offerings.  If an underwritten offering is contemplated in connection with the Demand Registration, the Company and the Stockholder by mutual agreement shall select the investment banker(s) and manager(s) to be retained in connection with such offering and make any other decisions regarding the underwriting arrangements for the offering.

(d)           Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single registration statement, then the Company agrees to promptly inform the Stockholder thereof and file amendments to the Demand Registration Statement as required by the SEC to cover the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register the Registrable Securities, including the addition of a statutory underwriter registration statement.  Notwithstanding any other provision of this Agreement, if the SEC or any SEC guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Demand Registration Statement (and notwithstanding that the Company advocated with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Stockholder, the number of Registrable Securities to be registered on such Demand Registration Statement will be reduced.  If the Company amends the Demand Registration Statement in accordance with the foregoing, or if for any other reason the Stockholder has been issued Registrable Securities that were not covered under the Demand Registration Statement, then, unless otherwise directed in writing by the Stockholder, the Company will file with the SEC, as promptly as allowed by the SEC or under SEC guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register the remaining Registrable Securities that were not registered on the Demand Registration Statement, as amended and the registration statements necessary to distribute the Registrable Securities to each Stockholder.  In addition to the foregoing, if any Registrable Securities are issued by the Company to the Stockholder pursuant to Sections 6.03(b), 6.07, or 6.08 of the Investment Agreement, the Company will have six months from the date of issuance of such Registrable Securities to file another Demand Registration Statement for such Registrable Securities, unless the Stockholder elects, in its sole discretion, to require that the Company cover such Registrable Securities under a previous Demand Registration Statement in accordance with Section 2(d) to the extent permitted by the SEC, which Registrable Securities the Company shall then cover in such previous Demand Registration Statement in accordance with Section 2(d).

3.             Registration Procedures.

Whenever the Stockholder has requested that the Registrable Securities be registered pursuant to Section 2 of this Agreement, the Company shall, as expeditiously as possible:

(a)           prepare and file with the SEC the Demand Registration Statement with respect to such Registrable Securities and use reasonable best efforts to cause the Demand Registration Statement to become effective as promptly as practicable (provided that, before filing the Demand Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish the Stockholder with copies of all such documents proposed to be filed);

(b)           prepare and file with the SEC such amendments and supplements to the Demand Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Demand Registration Statement effective for a period of not less than 30 days, or for such longer period of time as may be necessary to complete the distribution contemplated by the Demand Registration Statement;

(c)           furnish to the Stockholder such number of copies of the Demand Registration Statement, each amendment and supplement thereto and the prospectus (including each preliminary prospectus) prepared in conformity with the 1933 Act, and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder;

(d)           use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) or the Stockholder may reasonably request;

(e)           at any time when a prospectus relating to the Demand Registration Statement is required to be delivered under the 1933 Act and during the period that the Company is required to keep the Demand Registration Statement effective, notify the Stockholder of the happening of any event as a result of which the prospectus included in the Demand Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading in light of the circumstances then existing, and, at the request of the Stockholder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading in light of the circumstances then existing;

(f)           enter into such customary agreements (including an underwriting agreement in customary form, if appropriate) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

(g)           make available for inspection by the Stockholder, any underwriter participating in any disposition pursuant to the Demand Registration Statement, and any attorney, accountant or other agent retained by the Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Stockholder, underwriter, attorney, accountant or agent in connection with the Demand Registration Statement including, without limitation, when conducting due diligence of the Company for the purpose of establishing the benefit of Section 11 of the 1933 Act;

(h)           in the event that any Registrable Securities are sold in a firm commitment underwritten public offering, furnish to the Stockholder and any underwriter, a signed counterpart, addressed to the Stockholder or such underwriter, of (i) an opinion or opinions of counsel to the Company and updates thereof and customary negative assurance letters and (ii) a comfort letter or comfort letters from the Company’s accountants, each in customary form and covering such matters of the type customarily covered by opinions and negative assurance letters or comfort letters, as the case may be, as the Stockholder or underwriter may request; and

(i)            keep the Stockholder notified of any material events that have occurred in connection with the Demand Registration, including the receipt of SEC or other commentary.  The Stockholder, including a designee selected by the Stockholder reasonably acceptable to the Company, shall be permitted to assist in and oversee the Demand Registration on a reasonable basis.

4.             Failure of the Demand Registration to be Filed.  If the Stockholder has requested a Demand Registration pursuant to the terms herein, then the following adjustments to the applicable Exercise Price (as defined under the terms of the Warrants) shall apply:

(a)          If the Company has not filed the Demand Registration Statement by the later of (i) two (2) months after the date of the request of Demand Registration and (ii) six (6) months after the date hereof (such date, the “Filing Date”), then, (i) the Company shall not issue any (A) capital stock, (B) evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for capital stock (“Convertible Securities”), or (C) rights, options or warrants to subscribe for, purchase or otherwise acquire capital stock or Convertible Securities to anyone other than the Stockholder until it files the Demand Registration Statement, (ii) beginning on the day following the Filing Date, the applicable Exercise Price shall be reduced by $0.01, (iii) until the Company has filed the registration statement with the SEC, on each subsequent one (1) month anniversary of the Filing Date, the applicable Exercise Price shall be reduced by $0.01, and (iv) all Common Stock held by the Stockholder and all Common Stock held by the Company to be granted by the Company in respect of the exercise of the Warrants, shall automatically convert into a class of preferred stock of the Company, established by the Company on terms acceptable to the Stockholder, which such class of preferred stock shall have voting rights representing 51% of the aggregate voting power of the Company.

(b)          Notwithstanding anything to the contrary in this Section 4, the applicable Exercise Price may not be reduced below the par value of the shares of capital stock underlying any such Warrants.

5.             Indemnification.

(a)           The Company shall indemnify, to the extent permitted by law, the Stockholder, its officers, directors and managers and each Person who controls the Stockholder (within the meaning of the 1933 Act or the 1934 Act), against all losses, claims, damages, liabilities (joint or several) and expenses (including reasonable attorneys’ and other professionals’ fees) (collectively, “Losses”) arising out of or resulting from (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any prospective or preliminary prospectus, in light of the circumstances then existing, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Stockholder expressly for use therein or by the Stockholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholder with a sufficient number of copies of the same or (ii) the Stockholder being deemed a statutory underwriter in connection with the transactions set forth herein.  In connection with any underwritten offering, the Company shall indemnify the underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the 1933 Act or the 1934 Act) to the same extent as provided above with respect to the indemnification of the Stockholder.

(b)           In connection with the Demand Registration, the Stockholder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its officers, directors and managers and each Person who controls the Company (within the meaning of the 1933 Act or the 1934 Act), against any Losses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, in the case of any prospectus or preliminary prospectus, in light of the circumstances then existing, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by the Stockholder specifically for use in preparing the registration statement.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying Party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying Parties may exist with respect to such claim, permit such indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Party.  If such defense is assumed, the indemnifying Party shall not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  An indemnifying Party who is not entitled, or elects not, to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all Parties indemnified by such indemnifying Party with respect to such claim, unless in the reasonable judgment of any indemnified Party a conflict of interest may exist between such indemnified Party and any other of such indemnified Parties with respect to such claim.

(d)           If the indemnification provided for in Section 5(a) or 5(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 5(d) were to be determined solely by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations.  In no event shall the liability of an indemnifying party under this Section 5(d) be greater in amount than such Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5(a) or 5(b) hereof, as applicable, had been available under the circumstances. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

6.             Underwriters or Controlling Persons.  If the Demand Registration refers to the Stockholder by name or otherwise as the holder of any securities of the Company and if in the Stockholder’s reasonable judgment the Stockholder is or might be deemed to be an underwriter or a controlling person of the Company, the Stockholder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Stockholder and presented to the Company in writing, to the effect that the holding by the Stockholder of such securities is not to be construed as a recommendation by the Stockholder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that the Stockholder shall assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to the Stockholder by name or otherwise is not required by the 1933 Act or any other similar federal statute then in force, the deletion of the reference to the Stockholder.

7.             Preservation of Rights.  The Company shall not, without the prior consent of the Stockholder, (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or (b) enter into any agreement, take any action or permit any change to occur, with respect to its securities, that violates or subordinates the rights expressly granted to the Stockholder under this Agreement.

8.             Miscellaneous.

(a)           Notices.  All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by facsimile, registered or certified mail or Federal Express or other nationally recognized overnight delivery service.  Any notices shall be deemed given upon the earliest of the date when received at, the day when delivered via facsimile, the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address of the respective party as set forth herein, unless such address has been changed by notice to the other Parties hereto.

(b)           Restrictive Legend.  Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or any other applicable agreements):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY AND THE HOLDER OF THESE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY.

(c)           Amendments and Waivers.  The provisions of this Agreement may be amended or terminated, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if approved in writing by the Stockholder.

(d)           Binding Effect.  This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the Parties hereto.  In addition, without limiting the generality of the foregoing, if the Stockholder liquidates or reorganizes such that its assets are transferred to its own equity owners or partners or to another entity, such equity owners, partners or entity shall succeed to all of the rights of the Stockholder hereunder.

(e)           Governing Law.  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Nevada without regard to any choice of law or conflict of law, choice of forum or provision, rule or principle (whether of the State of Nevada or any other jurisdiction) that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The parties hereby irrevocably (i) submit themselves to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Nevada and (ii) waive the right and shall not assert by way of motion, as a defense or otherwise in any action, suit or other legal proceeding brought in any such court, any claim that it, he or she is not subject to the jurisdiction of such court, that such action, suit or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper.  Each party also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 9(a).  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(f)            Counterparts.  This Agreement may be executed in two or more counterparts (delivery of which may occur via facsimile), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument.  This Agreement and any other certificate, instrument, agreement or document required to be delivered pursuant to the terms of this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or as an attachment to an electronic mail message in “pdf” or similar format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail attachment in “pdf” or similar format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or as an attachment to an electronic mail message as a defense to the formation of a contract and each such party forever waives any such defense.  A facsimile signature or electronically scanned copy of a signature shall constitute and shall be deemed to be sufficient evidence of a party’s execution of this Agreement, without necessity of further proof.  Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

(g)           Interpretation.  Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to any gender include all genders, (iii) “including” has the inclusive meaning frequently identified with the phrase “but not limited to,” and (iv) references to “hereunder” or “herein” relate to this Agreement.  The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.  Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.  Any reference to a Party’s being satisfied with any particular item or to a Party’s determination of a particular item presumes that such standard will not be achieved unless such Party shall be satisfied or shall have made such determination in its sole or complete discretion.

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[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Registration Rights Agreement as of the date first written above.

COMPANY:

LaserLock Technologies, Inc.

By:	/s/ Norman A. Gardner
Name: Norman A. Gardner
Title: Chief Executive Officer

Address:	837 Lindy Lane
Bala Cynwyd, PA 19004
Fax:	(610) 668-2771

STOCKHOLDER:

VerifyMe, Inc.

By:	/s/ Claudio Ballard
Name: Claudio Ballard
Title: President

Address:	205 Linda Drive
Daingerfield, TX 75638
Fax:	(212) 661-2146